UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 8, 2007

                             RCM Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                        1-10245              95-1480559
        ----------                   -------------       --------------
      (State or Other              (Commission File        (I.R.S. Employer
      Jurisdiction of                   Number)           Identification No.)
      Incorporation)

     2500 McClellan Avenue, Suite 350
           Pennsauken, NJ                             08109-4613
---------------------------------------------         ----------
     (Address of Principal Executive Offices)         (Zip Code)

       Registrant"s telephone number, including area code: (856) 486-1777
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement
communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

2



Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2007, David Gilfor notified the Registrant that he will not be standing for re-election as a director at this year's annual meeting of stockholders. Mr. Gilfor has served as a director of the Registrant since 2001. Mr. Gilfor is also a member of the Registrant's compensation committee. Mr. Gilfor will continue to serve as a director through the 2007 annual meeting. No disagreement with the Registrant caused, in whole or in part, Mr. Gilfor's decision not to stand for re-election.

                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     RCM TECHNOLOGIES, INC.



                              By: /s/ Stanton Remer
                                  Stanton Remer
                                  Executive Vice President
                                  Chief Financial Officer, Treasurer and
                                  Secretary


Dated: March 9, 2007